                                                                     EXHIBIT 5.2

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                     )             DEBTOR IN POSSESSION OPERATING REPORT
                                                           )             -------------------------------------
                                                           )
                   Thermatrix Inc.                         ) REPORT NUMBER    4                                       Page 1 of 3
                                                           )                                      FOR THE PERIOD FROM  1-Mar-00
                                                    DEBTOR )                                                      TO: 31-Mar-00
-----------------------------------------------------------------------------------------------------------------------------------
CHAPTER 11 CASE NO. SA99-22776-JR                          )
------------------------------------------------------------

1.  Profit and Loss Statement
A.  Related to Business Operations:
      Gross Sales
                                                                 ---------------
      Less Sales Returns and Discounts
                                                                 ---------------
         Net Sales
                                                                                             ---------------
      Less:  Cost of Goods Sold
         Beginning Inventory at Cost
                                                                 ---------------
         Add:  Purchases
                                                                 ---------------
         Less:  Ending Inventory at Cost
                                                                 ---------------
           Cost of Goods Sold
                                                                                             ---------------
      Gross Profit
                                                                                                                    ---------------

    Other Operating Revenue (Specify)
                                                                                                                    ---------------

Less: Operating Expenses                                                                      SEE ATTACHED
      Officer Compensation
                                                                 ---------------
      Salaries & Wages - Other Employees
                                                                 ---------------
        Total Salaries & Wages
                                                                                             ---------------
        Employee Benefits
                                                                                             ---------------
      Payroll Taxes
                                                                 ---------------
      Real Estate Taxes
                                                                 ---------------
      Federal and State Income Taxes
                                                                 ---------------
        Total Taxes
                                                                                             ===============
      Rent and Lease Exp. (Real and Personal Property)
                                                                 ---------------
      Interest Expense (Mortgage, Loan, etc.)
                                                                 ---------------
      Insurance
                                                                 ---------------
      Automobile Expense
                                                                 ---------------
      Utilities (Gas, Electric, Water, Telephone, etc.)
                                                                 ---------------
      Depreciation and Amortization
                                                                 ---------------
      Repairs and Maintenance
                                                                 ---------------
      Advertising
                                                                 ---------------
      Supplies, Office Expenses, Photocopies, etc.
                                                                 ---------------
      Bad Debts
                                                                 ---------------
      Miscellaneous Operating Expenses (Specify)
                                                                 ---------------
        Total Operating Expenses
                                                                                             ---------------

      Net Gain/(Loss) from Business Operations
                                                                                                                    ---------------

B.  Not Related to Business Operations
                                                                                                                    ---------------
      Income:
        Interest Income
                                                                                              ---------------
        Other Non-Operating Revenues (Specify)
                                                                                              ---------------
        Gross Proceeds on Sale of Assets
                                                                 ---------------
        Less:  Original Cost of Assets plus Expenses of Sale
                                                                 ---------------
          Net Gain/(Loss) on Sale of Assets
                                                                                              ---------------
        Total Non-Operating Income
                                                                                                                    ---------------
      Expenses Not Related to Business Operations:
        Legal and Professional Fees
                                                                                              ---------------
        Other Non-Operating Revenues (Specify)
                                                                                              ---------------
          Total Non-Operating Expenses
                                                                                                                    ---------------

      NET INCOME/(LOSS) FOR PERIOD
                                                                                                                    ===============
------------------------------------------------------------------------------------------------------------------------------------
 Revised April 1989                                        OPERATING REPORT                                                   UST-4
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

Thermatrix Inc
Income Statement

                                 3/1/00
Revenues                        3/31/00
                                -------
APC & waste water               605,875
                                -------
                                605,875

Cost of revenue
Fringe benefits                  28,795
Indirect labor/overhead          34,974
Direct labor-engr                89,809
Subcontractor                    20,843
Direct materials                 99,413
Direct travel                    22,374
Other direct costs                1,684
WIP clearing account             42,714
Reserve clearing account              -
Intercompany                    (19,479)
                                -------
                                321,129

Costs and expenses
Fringe benefits-R&D               3,484
Indirect lbr/ovhd - R&D             531
Direct labor - R&D               10,951
Subcontractors - R&D
Direct materials - R&D              325
Direct travel - R&D                  50
Demo depreciation - R&D             911
Other direct costs - R&D              -
WIP clearing account -R&D             -
                                -------
Total R&D costs                  16,253

Sales commissions
Selling expenses                  8,822
Fringe benefits - B&P             4,199
Direct labor - B&P               12,884
Subcontractors - B&P
Other direct costs - B&P            118
Direct travel - B&P                 457
                                -------
Total selling & B&P costs        26,480

General & administrative        174,407
                                -------
Total G&A costs                 174,407

Total costs and expenses        217,139
                                -------
Gross profit from operations     67,607

Other income
Interest income                   2,322
Other income                     25,039
                                -------
                                 27,361

Other expenses
Interest expense                 85,365
Other expense                         0
                                -------
                                 85,365

Net income before taxes           9,603

Income taxes
State income taxes                    -
                                -------
Net income after tax before
restructuring charges             9,603

Restructuring charges           413,189

Net income after
restructuring charges - note 1 (403,586)




Note 1 - This statement has not been adjusted to reflect the appropriate allocation of corporate expenses (including restructuring charges).

Due to the 1999 financial results not being finalized by our independent auditors the above data is subject to change.



Thermatrix Inc.
G & A Expense Detail

                                3/1/00 to
                                 3/31/00
                              -----------
Utilities                           45.14
G&A fringe alloc pool 1         21,684.15
Inter div alloc do1p7         (182,155.95)
Admin Salaries/wages            65,922.84
Inter pool alloc d10p7                  -
Inter div alloc d10p7          182,155.95
Rent expense - G&A               6,341.65
Contract labr/temp help         12,836.31

Dues & subscriptions               138.61
Publications                            -
Equip maint & repair             1,353.34
Depreciation exp -adm            2,603.43
Equipment rental                 1,794.10
Facilities - G&A                 2,534.01
Freight/delivery expense           746.40
Licences/Permits                        -
Postage                            150.00
Recruitment/relocation                  -
Admin travel                     7,156.04
Expensed equipment                      -
Computer software                       -
Professional fees                  989.39
Professional fees                       -
Cash over/short                         -
Miscellaneous expense              785.39
Cash discounts taken                (2.57)
Admin entertainment              1,218.69
Insurance - JTS disability              -
Insurance - Keyman life                 -
Insurance - liability           17,767.53
Workers comp-wmflx & WAS           831.70
Patent exp amortization          8,689.56
Accounting fees                 48,615.43
Padre tech amortization          8,185.64
Investor relations                 395.15
Bank service charges             1,256.55
SEC expense                        285.00
Stock administration                    -
Legal fees                       3,248.00
Annual report                    5,701.37
Goodwill amortization exp      (46,866.00)
U.S. Trustee Fees                       -
Consulting fees                         -
ISO certification                       -
Taxes-other                             -
Expensed furniture & fix                -
                              -----------
                               174,406.85

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
                Thermatrix Inc., Debtor    Case No. SA 99-22776-JR

                                                                   Page 2 of 3


2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

-------------------------------------------------------------------
                             Accounts Payable  Accounts Receivable
-------------------------------------------------------------------
Current     Under 30 days     $248,219.42        $327,678.71
Overdue     31 - 60 days        34,946.25         116,162.82
Overdue     61 - 90 days                -          20,107.00
Overdue     91 - 120 days               -           9,367.68
Overdue     121 + days                  -          84,893.46
Total                         $283,165.67        $558,209.67
-------------------------------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:

 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Post-Petition
                           Frequency of                                                                         Payments Not Made
                           Payments per            Amount of                                                   -------------------
Creditor/Lessor           Lease/Contract           Each Payment           Next Payment Due                     Number       Amount
-----------------------------------------------------------------------------------------------------------------------------------

See attached for Statement of Status of Payments to Secured Creditors and Lessors.


-----------------------------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

      Gross Payroll Expense For Period             $  210,996
      Gross Sales for Period Subject to Sales Tax           -

                                                   -------------------------------------------------------------
                                                                                             Post Petition Taxes
                                                         Date Paid          Amount Paid *         Still Owing
                                                   -------------------------------------------------------------
Federal Payroll and Withholding Taxes              Various (see below **)    $64,640.87       $     -
State Payroll and Withholding Taxes                Various (see below **)      2,450.55             -
State Sales and Use Tax                                                                             -
Real Property Taxes                                                                                 -

      * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.
     ** State and federal payroll/withholding taxes are paid by a payroll service provider

5.  Insurance Coverage

                                    -------------------------------------------------------------------------------
                                     Carrier/                 Amount of                Policy       Premium Paid
                                     Agent                    Coverage                Exp. Date       Thru Date
                                    -------------------------------------------------------------------------------
Worker's Compensation
Liability
Fire and Extended Coverage          See attached for Insurance Coverage
Property
Theft
Life (Beneficiary:________________)
Vehicle
Other

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
                 Thermatrix Inc., Debtor     Case No. SA 99-22776-JR

                                                                    Page 3 of 3

6.  Questions:

    A. Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
         _____ :  Yes   Explain:
         __X__ :  No
    B. Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
         _____ :  Yes   Explain:
         __X__ :  No


7.  Statement of Unpaid Professional Fees (Post-Petition Only):

             --------------------------------------------------------------------------
                                                       Type               Post-Petition
             Name of Professional                   Professional          Unpaid Total
             --------------------------------------------------------------------------
             PriceWaterhouseCoopers                Consulting              $381,630.00
             McDermott, Will & Emery               Legal                    381,062.87
             Snell & Wilmer - Creditors Counsel    Legal                     78,897.94
             Grant Thornton                        Accounting                97,985.40
             Berger & Associates                   Consulting                51,341.68   - estimated
             --------------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:










9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

                        Quarterly
Quarterly             Disbursements      Quarterly                                                        Quarterly
Period Ending         for Quarter          Fee         Date Paid      Amount Paid      Check No.        Fee Still Owing
-----------------------------------------------------------------------------------------------------------------------

3/31/00                $1,350,683        $5,000.00                                                        $5,000.00
-----------------------------------------------------------------------------------------------------------------------







I, Daniel Tedone, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report, which is subject to further review and verification, is true and complete to the best of my knowledge.

Dated: 4/17/00                 Signed: /s/ Daniel S. Tedone
       -------                         --------------------

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
              Thermatrix Inc., Debtor     Case No. SA 99-22776-JR

3. Statement of Status of Payments to Secured Creditors and Lessors:


                                                                                           Post-Petition
                                     Frequency of                                        Payments Not Made
                                     Payments per      Amount of                         -----------------
Creditor/Lessor                     Lease/Contract   Each Payment   Next Payment Due     Number      Amount
--------------------------------------------------------------------------------------------------------------
Wexford Management                                  Payments have been suspended due to Chapter 11 filing

GE Capital (Mita Financial)         Monthly           $ 1,450.00        4/23/00                  $       -
Neopost                             Quarterly             178.45        6/18/00                          -
Advantage Place/Wood Properties     Monthly            19,385.00         5/1/00                          -
Cedar Bluff Self-Storage            Monthly               180.00         5/1/00                          -
Climetrics Research                 Monthly            11,718.00         5/1/00                          -
IOS Capital                         Monthly               538.90                            3     1,616.70

Scottish Amicable Life Assurance    Quarterly   8636.25 sterling      researching                        -
--------------------------------------------------------------------------------------------------------------